Fees Summary	Feb. 03, 2026 USD ($)
Fees Summary [Line Items]
Total Offering	$ 135,087,748
Previously Paid Amount	3,088.78
Total Fee Amount	18,655.62
Total Offset Amount	3,088.78
Net Fee	$ 15,566